NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED JUNE 20, 2013

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2013,

AS PREVIOUSLY SUPPLEMENTED

Effective July 31, 2013, the line entitled “Redemption Fee (as a percentage of proceeds of Fund shares redeemed or exchanged within 90 days of acquisition)” in the “Shareholder Fees” table in the section “Fees and Expenses of the Fund” will be deleted in its entirety.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SFRIS-0613P